SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[  ]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



FEDERATED SHORT-TERM MUNICIPAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------





FEDERATED SHORT-TERM MUNICIPAL TRUST





PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

     Federated Short-Term Municipal Trust WILL HOLD a special meeting of shareholders on March 23, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; THE EXPLANATIONS WILL HELP YOU TO DECIDE ON THE ISSUES.

FOLLOWING IS AN INTRODUCTION] to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     MUTUAL funds are required to obtain SHAREHOLDERS' VOTES FOR certain types of changes, LIKE THOSE included in this Proxy Statement. YOU HAVE A RIGHT to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

     The proposals include the election of Trustees, ratification of independent auditors, and changes to THE TRUST'S fundamental investment policies. The Trustees ALSO RECOMMEND an amendment to the Declaration of Trust.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

     The TRUST IS DEVOTED TO SERVING the needs of its shareholders, AND THE BOARD IS RESPONSIBLE FOR MANAGING THE TRUST'S BUSINESS AFFAIRS TO MEET THOSE NEEDS. The Board represents the shareholders and CAN EXERCISE all of the Trust's powers, except those reserved ONLY FOR shareholders.

     TRUSTEES ARE SELECTED ON THE BASIS OF their education and professional experience. CANDIDATES ARE CHOSEN BASED ON THEIR DISTINCT INTEREST IN, AND CAPACITY FOR UNDERSTANDING THE COMPLEXITIES OF, the operation of a mutual fund. THESE INDIVIDUALS BRING CONSIDERABLE EXPERIENCE TO THE IMPARTIAL OVERSIGHT OF A FUND'S OPERATION.

     THE Proxy Statement includes a BRIEF description of each NOMINEE'S HISTORY AND CURRENT POSITION WITH THE TRUST, IF APPLICABLE.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

     THE INDEPENDENT AUDITORS CONDUCT A PROFESSIONAL EXAMINATION OF ACCOUNTING DOCUMENTS AND SUPPORTING DATA TO RENDER AN OPINION ON THE MATERIAL FAIRNESS OF THE INFORMATION. BECAUSE FINANCIAL REPORTING INVOLVES DISCRETIONARY DECISION MAKING, THE AUDITORS' OPINION IS AN IMPORTANT ASSURANCE TO BOTH THE TRUST AND ITS INVESTORS.

     THE BOARD OF TRUSTEES APPROVED THE SELECTION OF ARTHUR ANDERSEN LLP, LONG-TIME AUDITORS OF THE TRUST, FOR THE CURRENT FISCAL YEAR AND BELIEVES THAT THE CONTINUED EMPLOYMENT OF THIS FIRM IS IN THE TRUST'S BEST INTERESTS.

WHY ARE THE TRUST'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

     Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

     In some CASES, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets AND the economy have created different procedures and techniques THAT AFFECT THE TRUST'S OPERATIONS.

     By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

     o RECLASSIFY AS OPERATING POLICIES THOSE FUNDAMENTAL policies that are NOT required to be FUNDAMENTAL by the Investment Company Act of 1940, as amended ("1940 Act"); o SIMPLIFY AND MODERNIZE THE policies that are not required to be "FUNDAMENTAL" by the 1940 Act; and o remove fundamental policies that are no longer required by the securities laws of individual states.

     Federated Management, THE TRUST'S ADVISER, IS A CONSERVATIVE money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes WILL be applied responsibly by the TRUST'S ADVISER.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

     As noted above, some "FUNDAMENTAL POLICIES" have been redefined as "OPERATING POLICIES." OPERATING POLICIES DO NOT REQUIRE SHAREHOLDER APPROVAL TO BE CHANGED. THIS GIVES THE TRUST'S BOARD additional flexibility TO DETERMINE WHETHER to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?

     The Declaration organizing the Trust was prepared MANY years ago. SINCE THEN, DEVELOPMENTS in the investment company industry AND CHANGES IN THE LAW RESULTED IN MANY IMPROVEMENTS. THE BOARD IS RECOMMENDING CHANGES to the Declaration of Trust THAT permit the Trust to benefit from these developments.

HOW DO I VOTE MY SHARES?

     You may vote in person at the SPECIAL MEETING OF SHAREHOLDERS OR COMPLETE and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

     You may also vote by telephone AT 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. IF YOU CHOOSE TO HELP SAVE THE FUND TIME AND POSTAGE COSTS BY VOTING through the Internet OR BY TELEPHONE, PLEASE DON'T RETURN YOUR PROXY CARD. IF YOU DO NOT RESPOND AT ALL, WE MAY CONTACT YOU BY TELEPHONE to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your INVESTMENT PROFESSIONAL or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.



After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

[DEFINITIVE



FEDERATED SHORT-TERM MUNICIPAL TRUST

NOTICE OF SPECIAL MEETING
IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS



TO BE HELD MARCH 23, 1999

     A Special Meeting in lieu of Annual Meeting of the shareholders of Federated Short-Term Municipal Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 23, 1999 to consider proposals:



     (1) To elect seven Trustees.

     (2) To ratify the selection of the Trust's independent auditors.

     (3) To amend the Trust's fundamental investment policy on diversification of its investments.

     (4) To eliminate the Trust's fundamental investment policy on investing in oil, gas, and minerals.

     (5) To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

     (6) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, without seeking shareholder approval.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed January 22, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

February 3, 1999

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING.................................[3]

ELECTION OF SEVEN TRUSTEES....................................................[3

ABOUT THE ELECTION OF TRUSTEES.................................................4

TRUSTEES STANDING FOR ELECTION.................................................5

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES....................................5]

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS....................[6]

APPROVAL OF CHANGES TO A FUNDAMENTAL INVESTMENT

    POLICY OF THE TRUST......................................................[6]

APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY...............[8]

APPROVAL OF A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY
    AGREEMENT TO EXCLUDE CERTAIN FEES FROM THE EXPENSE CAP...................[8]

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE TRUST'S

    DECLARATION OF TRUST.....................................................[9]

INFORMATION ABOUT THE TRUST.................................................[10]

PROXIES, QUORUM AND VOTING AT THE MEETING................................... 10

SHARE OWNERSHIP OF THE TRUSTEES.............................................[11]

TRUSTEE COMPENSATION........................................................[11]

OFFICERS OF THE TRUST.......................................................[13]

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.................[14

DEFINITIVE]



PROXY STATEMENT

FEDERATED SHORT-TERM MUNICIPAL TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING



     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").



     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



     At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the CHANGES recommended in the investment policies of the Trust and approved them subject to shareholder approval. The Board also considered the clarifying amendment to the TRUST'S Investment Advisory Agreement and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 3, 1999, to shareholders of record at the close of business on January 22, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding 20,250,789.8150 shares of beneficial interest.



     The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended June 30, 1998, was previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

PROPOSAL #1:  ELECTION OF SEVEN TRUSTEES



     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., John F. Cunningham, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham, Mansfield and Walsh ARE EXPECTED TO assume their responsibilities as Trustees effective April 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" BELOW for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on November 13, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on February 14, 1995 and November 15, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. MESSRS. CUNNINGHAM, MANSFIELD AND WALSH ARE BEING PROPOSED FOR ELECTION AS TRUSTEES TO FILL VACANCIES ANTICIPATED TO RESULT FROM THE RESIGNATION OF THREE CURRENT TRUSTEES. THE ANTICIPATED RESIGNATIONS WILL NOT OCCUR IF MESSRS. CUNNINGHAM, MANSFIELD AND WALSH ARE NOT ELECTED AS TRUSTEES.



     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

        THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST



ABOUT THE ELECTION OF TRUSTEES

     ** 1 When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another TRUSTEE. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     ** 2 Set forth below is a listing of: (i) Trustees standing for election, AND (ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY
15 OLD TIMBER TRAIL
PITTSBURGH, PA

BIRTHDATE: FEBRUARY 3, 1934

TRUSTEE

     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE, CHILDREN'S HOSPITAL OF PITTSBURGH; FORMERLY, SENIOR PARTNER, ERNST & YOUNG LLP; DIRECTOR, MED 3000 GROUP, INC.; DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE, UNIVERSITY OF PITTSBURGH.

JOHN T. CONROY, JR.
WOOD/IPC COMMERCIAL DEPARTMENT

JOHN R. WOOD AND ASSOCIATES, INC., REALTORS
3255 TAMIAMI TRAIL NORTH

NAPLES, FL

BIRTHDATE: JUNE 23, 1937

TRUSTEE

     ** 3 DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

PETER E. MADDEN
ONE ROYAL PALM WAY
100 ROYAL PALM WAY
PALM BEACH, FL

BIRTHDATE: MARCH 16, 1942

TRUSTEE

     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; FORMERLY,
REPRESENTATIVE, COMMONWEALTH OF MASSACHUSETTS GENERAL COURT; PRESIDENT, STATE STREET BANK AND TRUST COMPANY AND STATE STREET CORPORATION.

JOHN E. MURRAY, JR., J.D., S.J.D.
PRESIDENT, DUQUESNE UNIVERSITY

PITTSBURGH, PA

BIRTHDATE: DECEMBER 20, 1932

TRUSTEE

     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; PRESIDENT, LAW PROFESSOR, DUQUESNE UNIVERSITY; CONSULTING PARTNER, MOLLICA & MURRAY.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

JOHN F. CUNNINGHAM
353 EL BRILLO WAY
PALM BEACH, FL

BIRTHDATE:  MARCH 5, 1943

     CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, CUNNINGHAM & CO., INC.; TRUSTEE ASSOCIATE, BOSTON COLLEGE; DIRECTOR, EMC CORPORATION; FORMERLY, DIRECTOR, REDGATE COMMUNICATIONS.

CHARLES F. MANSFIELD, JR.
80 SOUTH ROAD

WESTHAMPTON, NY

BIRTHDATE:  APRIL 10, 1945

MANAGEMENT CONSULTANT.

JOHN S. WALSH
2007 SHERWOOD DRIVE
VALPARAISO, IN

BIRTHDATE:  NOVEMBER 28, 1957

     PRESIDENT AND DIRECTOR, HEAT WAGON, INC.; PRESIDENT AND DIRECTOR, MANUFACTURERS PRODUCTS, INC.; PRESIDENT, PORTABLE HEATER PARTS, A DIVISION OF MANUFACTURERS PRODUCTS, INC.; DIRECTOR, WALSH & KELLY, INC.; FORMERLY, VICE PRESIDENT, WALSH & KELLY, INC.



        PROPOSAL #2:  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS



     The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and SUBMITTED FOR RATIFICATION OR REJECTION AT THE NEXT SUCCEEDING MEETING OF SHAREHOLDERS. THE BOARD OF TRUSTEES of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on AUGUST 18, 1998.



     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

     Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.



THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

PROPOSAL #3: TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF ITS INVESTMENTS



     The 1940 Act requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Trust's fundamental policies described below.

        The proposed amendments would:

     (i) simplify and modernize a fundamental policy that is required to be stated under the 1940 Act; and

     (ii) remove a fundamental policy which is no longer required by the securities laws of individual states as a result of the National Securities Markets
               Improvement Act ("NSMIA"), dated October 11, 1996.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below.

     The Trust's current fundamental investment policy regarding diversification of its investments states, in pertinent part:



     "The Trust will not purchase the securities of any issuer (except cash and cash instruments and securities issued or guaranteed by the United States government, its agencies and instrumentalities) if, as a result, more than 5 percent of its total assets would be invested in the securities of such ISSUER."



     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investments despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the operating policies of investment companies, including diversification policies.

     In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to restate the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The new policy would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation, and (ii) make clear that the diversification test is applied to 75% of the Trust's total assets, rather than 100% of its total assets.

     Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

     "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

     The approval of this proposal will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

PROPOSAL #4:  TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT
POLICY ON INVESTING IN OIL, GAS AND MINERALS

     The Board has determined that the Trust's current fundamental investment policy relating to investing in minerals is unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Trust adopted the investment policy described below and agreed that it would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that the policy should be removed. The removal of the policy would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

     The Trustees have determined that the Trust's current investment policy on investment in oil, gas and minerals is unnecessary and are recommending that it be removed by deleting the following:

     "The Trust will not buy or sell . . . oil, gas, or other mineral exploration or development programs."

     In the event of shareholder approval, any investments by the Trust in securities of issuers which invest in or sponsor such programs will continue to be subject to credit quality standards applicable to all Trust investments. The approval of the proposed change will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL
     PROPOSAL #5: TO APPROVE A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY AGREEMENT TO EXCLUDE RULE 12B-1 FEES AND SHAREHOLDER SERVICE FEES FROM THE EXPENSE CAP



     The Trust obtains its investment advisory services from Federated Management (the "Adviser"), pursuant to an investment advisory agreement dated AUGUST 1, 1989 (the "Advisory Agreement"). At a meeting held on MAY 12, 1998, the Advisory Agreement was continued by the Board of TRUSTEES OF the Trust for one year ending MAY 31, 1999. Under the Advisory Agreement, the Trust pays the Adviser AN ANNUAL fee of 0.40% of the average daily net assets of the Trust.



     The Advisory Agreement provides that the Adviser will reimburse the Trust, up to the gross amount of the advisory fee, the amount, if any, by which the aggregate normal operating expenses of the Trust exceed 0.45% of the average daily net assets of the Trust during the period. The Advisory Agreement excludes from the expense limitation provision a variety of expenditures, including interest, taxes, brokerage commissions, federal and state registration fees, expenses of withholding taxes, and extraordinary expenses. The expense obligation also does not include expenses incurred by shareholders utilizing the transfer agent's subaccounting facilities.



     THE CURRENT ADVISORY AGREEMENT, INCLUDING THE FOREGOING EXPENSE LIMITATION PROVISIONS, IS SUBSTANTIALLY IDENTICAL TO THAT CONTAINED IN THE ORIGINAL INVESTMENT ADVISORY CONTRACT ESTABLISHED AT THE TIME OF THE TRUST'S CREATION IN 1981. AT SUCH TIME, IT WAS NOT CUSTOMARY FOR A MUTUAL FUND TO USE ITS OWN ASSETS SPECIFICALLY TO FINANCE DISTRIBUTION OR SHAREHOLDER SERVICING AND NEITHER THE TRUST NOR THE ADVISER CONSIDERED THE TERM "NORMAL OPERATING EXPENSES" TO INCLUDE SUCH COSTS. WHEN THE ORIGINAL INVESTMENT ADVISORY CONTRACT WAS REPLACED BY SUCCESSIVE AGREEMENTS REQUIRED BECAUSE THE AUTOMATIC TERMINATION OF THE PREDECESSOR AGREEMENTS, NEITHER THE TRUST NOR THE ADVISER DEEMED IT NECESSARY TO REVISE THE LANGUAGE OF THE FOREGOING EXPENSE LIMITATION TO CLARIFY THAT SUCH PROVISION DID NOT INCLUDE EXPENSES INCURRED pursuant to a Rule 12b-1 or shareholder servicing plan.

     IN INTERVENING YEARS, HOWEVER, THE USE OF RULE 12B-1 and shareholder servicing plans HAS BECOME COMMONPLACE THROUGHOUT THE MUTUAL FUND INDUSTRY AND THE ADVISER AND THE BOARD OF TRUSTEES OF THE TRUST HAVE DETERMINED THAT IT WOULD BE IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS TO CLARIFY THAT SUCH EXPENSE LIMITATION PROVISION DOES NOT APPLY TO EXPENSES ARISING UNDER A RULE 12B-1 or shareholder servicing PLAN AND HAVE DIRECTED THAT SUCH AMENDMENTS BE SUBMITTED TO SHAREHOLDERS FOR RATIFICATION AND APPROVAL.

     IF approved by shareholders, THE ABOVE-DESCRIBED CLARIFYING AMENDMENT WILL HAVE NO IMPACT ON EXPENSES CURRENTLY BORNE BY THE TRUST. THE ADVISER HAS UNDERTAKEN, AND THE BOARD OF TRUSTEES HAS AGREED, NOT TO IMPLEMENT ANY RULE 12B-1 OR A shareholder servicing plan THAT WOULD INCREASE EXPENSES BORNE INDIRECTLY BY CURRENT SHAREHOLDERS WITHOUT THE FURTHER APPROVAL OF SHAREHOLDERS. THE PRINCIPAL EFFECT OF THE CLARIFYING AMENDMENT, THEREFORE, IS TO ELIMINATE ANY UNCERTAINTY CONCERNING THE TRUST'S ABILITY, WITHOUT FURTHER SHAREHOLDER APPROVAL, TO IMPLEMENT RULE 12B-1 AND/OR SHAREHOLDER SERVICING PLANS FOR NEWLY ESTABLISHED PORTFOLIOS OR CLASSES OF SHARES.

     IN connection with the CREATION OF THE INSTITUTIONAL SERVICE CLASS OF SHARES IN 1994, THE BOARD APPROVED AND ADOPTED A plan of distribution UNDER RULE 12B-1 AND A SHAREHOLDER SERVICES PLAN PROVIDING FOR THE PAYMENT OF UP TO 0.25% AND 0.25% OF SUCH CLASS'S , RESPECTIVELY. AT SUCH TIME the Board of Trustees DID NOT CONSIDER THE TERMS of the Advisory Agreement TO AFFECT THE TRUST'S ABILITY TO DO SO. IN LIGHT OF THE NECESSITY OF CONVENING A MEETING OF SHAREHOLDERS FOR THE OTHER PURPOSES DESCRIBED IN THIS PROXY STATEMENT, THE BOARD HAS CONCLUDED THAT IT WOULD NOW BE APPROPRIATE TO APPROVE the clarifying amendment AND SUBMIT IT TO SHAREHOLDERS FOR RATIFICATION AND APPROVAL.



     The approval of the amendment to the Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

     PROPOSAL #6: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES WITHOUT SHAREHOLDER APPROVAL

     Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

     Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, of an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

     Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any portfolio or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

     If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

     "The Trustees may at any time sell and convert into money all the assets of the Trust, or a Class or Series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust among the holders of the outstanding Shares having an interest in such assets."

     The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the SHAREHOLDERS by a redemption resulting in the payment to the SHAREHOLDERS of the then current net asset value of the shares owned by the SHAREHOLDERS.

     In the event that the amendment to the Declaration of Trust to allow Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PROPOSAL

INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies that they are authorized to vote. A shareholder vote may be taken on other proposals in this PROXY STATEMENT prior to any such adjournment if sufficient votes have been received for approval.



* 1 moved from here; text not shown

* 2 moved from here; text not shown

* 3 moved from here; text not shown



     AS REFERRED TO IN THIS PROXY STATEMENT, THE "FEDERATED FUND COMPLEX," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.



SHARE OWNERSHIP OF THE TRUSTEES



     Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: SEI TRUST COMPANY, OAKS, PA, OWNED APPROXIMATELY 157,601.2710 SERVICE SHARES (10.77%); CPB TRUST DIVISION FIDUCIARY, HONOLULU, HI, OWNED APPROXIMATELY 119,432.1810 SERVICE SHARES (8.17%); AND CHARLES SCHWAB & CO., INC., SAN FRANCISCO, CA, OWNED APPROXIMATELY 3,335,221.6850 INSTITUTIONAL SERVICE SHARES (17.75%).



TRUSTEE COMPENSATION


NAME,                       AGGREGATE               TOTAL COMPENSATION PAID FROM FUND COMPLEX+
POSITION WITH               COMPENSATION
TRUST                       FROM
                            TRUST1#
--------------------------- ----------------------- ---------------------------------------------
John F. Donahue *@          $0                      $-0- for the Trust and
                ==          ==
CHAIRMAN AND TRUSTEE                                56 other investment companies in the Fund
====================
                                                    Complex

Thomas G. Bigley            $1,172.62               $113,860.22 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

John T. Conroy, Jr.         $1,290.07               $125,264.48 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

William J. Copeland         $1,290.07               $125,264.48 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

James E. Dowd               $1,290.07               $125,264.48 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

Lawrence D. Ellis, M.D. *   $1,172.62               $113,860.22 for the Trust AND
                        =                           ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

Glen R. Johnson *           $0                      $-0- for the Trust and
                =           ==
PRESIDENT AND TRUSTEE                               56 other investment companies in the Fund
=====================
                                                    Complex

Edward L. Flaherty, Jr. @   $1,290.07               $125,264.48 for the Trust AND
                        =                           ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

Peter E. Madden             $1,172.62               $113,860.22 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

John E. Murray, Jr.         $1,172.62               $113,860.22 for the Trust AND
                                                    ============              ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

Wesley W. Posvar            $1,172.62               $113,860.22 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex

Marjorie P. Smuts           $1,172.62               $113,860.22 for the Trust AND
                                                    ===========               ===
TRUSTEE                                             56 other investment companies in the Fund
=======
                                                    Complex



1 Information is furnished for the fiscal year ended June 30, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ THE information is provided for the last calendar year.

     ** 4 * This Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ MEMBER OF THE EXECUTIVE COMMITTEE.



     During the fiscal year ended June 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.



     THE EXECUTIVE COMMITTEE OF THE BOARD OF TRUSTEES HANDLES THE RESPONSIBILITIES OF THE BOARD BETWEEN MEETINGS OF THE BOARD. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     FOR THE MOST RECENTLY COMPLETED FISCAL YEAR, Messrs. Flaherty, Conroy, Copeland, and Dowd SERVED on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended June 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee



     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. CHRISTOPHER Donahue, Executive Vice President of the Trust.



Glen R. Johnson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  May 2, 1929

President and Trustee

     Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



     President OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR, Federated Investors, INC.; PRESIDENT AND TRUSTEE, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President



     TRUSTEE OR DIRECTOR OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT, EXECUTIVE VICE PRESIDENT AND TREASURER OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; VICE CHAIRMAN, FEDERATED INVESTORS, INC.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle

Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938



EXECUTIVE VICE PRESIDENT AND SECRETARY

     EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE FEDERATED FUND COMPLEX; Executive Vice President, Secretary, AND DIRECTOR

     Federated Investors, INC.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

WILLIAM D. DAWSON, III
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  MARCH 3, 1949

CHIEF INVESTMENT OFFICER

     CHIEF INVESTMENT OFFICER OF THE TRUST AND VARIOUS OTHER FUNDS IN THE FEDERATED FUND COMPLEX; Executive Vice President, FEDERATED INVESTMENT COUNSELING, FEDERATED GLOBAL RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.; REGISTERED REPRESENTATIVE, FEDERATED SECURITIES CORP.; PORTFOLIO MANAGER, FEDERATED ADMINISTRATIVE SERVICES; VICE PRESIDENT, FEDERATED INVESTORS, INC.; FORMERLY:
EXECUTIVE VICE PRESIDENT AND SENIOR VICE PRESIDENT, FEDERATED INVESTMENT COUNSELING INSTITUTIONAL PORTFOLIO MANAGEMENT SERVICES DIVISION; SENIOR VICE PRESIDENT, FEDERATED RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.



Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President



     PRESIDENT OR VICE PRESIDENT OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; Executive Vice President, Federated Investors[, INC.]; Chairman and Director, Federated Securities Corp.

JEFF A. KOZEMCHAK
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  JANUARY 15, 1960

VICE PRESIDENT

     SENIOR VICE PRESIDENT OF FEDERATED MANAGEMENT; FORMERLY: VICE PRESIDENT, FEDERATED MANAGEMENT.

RICHARD J. THOMAS
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  JUNE 17, 1954

TREASURER

     TREASURER OF THE FEDERATED FUND COMPLEX; VICE PRESIDENT -FUNDS FINANCIAL SERVICES DIVISION, FEDERATED INVESTORS, INC.; FORMERLY: VARIOUS MANAGEMENT POSITIONS WITHIN FUNDS FINANCIAL SERVICES DIVISION OF FEDERATED INVESTORS, INC.

     NONE OF THE OFFICERS of the Trust received salaries from the Trust during the fiscal year ended June 30, 1998.



OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Short-Term Municipal Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary
February 3, 1999

FEDERATED SHORT-TERM MUNICIPAL TRUST

INVESTMENT ADVISER

FEDERATED MANAGEMENT

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip   .......

(_____/99)

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Short-Term Municipal Trust (the "TRUST") hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "MEETING") to be held on March 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 Noon, and at any adjournment thereof.



     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED SHORT-TERM MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS ON THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR            [   ]

PROPOSAL 1 TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR., JOHN F. CUNNINGHAM,
     PETER E. MADDEN, CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO RATIFY THE SELECTION OF ARTHUR ANDERSEN [LLP] AS THE TRUST'S
     INDEPENDENT AUDITORS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO APPROVE A REVISION IN THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
     WITH REGARD TO DIVERSIFICATION OF ITS INVESTMENTS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4 TO ELIMINATE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING
     IN OIL, GAS, AND MINERALS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5 TO APPROVE A CLARIFYING AMENDMENT TO THE TRUST'S INVESTMENT ADVISORY
     AGREEMENT TO EXCLUDE RULE 12B-1 FEES AND SHAREHOLDER SERVICE FEES FROM THE EXPENSE CAP

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]


PROPOSAL 6 TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF
     TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL


                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                      YOUR VOTE IS IMPORTANT
                                      Please complete, sign and return
                                      this card as soon as possible
                                      mark with an X in the box.

                                      DATED

                                      Signature

                                      Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



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OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM